UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2009

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (e)   On March 31, 2009, Quidel Corporation (the “Company”) announced that Thomas J. Foley, Ph.D. will retire as the Company’s Chief Technology Officer, effective as of May 31, 2009.  Dr. Foley will continue as an employee through December 31, 2009 and will serve as a special advisor during this time.  In connection with Dr. Foley’s anticipated retirement, the Company and Dr. Foley have entered into an agreement (the “Separation Agreement”), dated as of March 31, 2009, confirming the parties’ understandings as to Dr. Foley’s employment prior to his retirement and each party’s commitments and obligations on and after his retirement.

Under the Separation Agreement, Dr. Foley will remain an “at-will” employee of, and will continue employment with, the Company through his retirement date of December 31, 2009.  Dr. Foley will continue in his current capacity as Chief Technology Officer until May 31, 2009.  From June 1, 2009 through his retirement date, Dr. Foley will serve as a special advisor to the CEO.

Dr. Foley’s salary will continue at the same level as currently in effect through May 31, 2009, and from June 1, 2009 through his retirement date, he will receive $10,000 per month.  Dr. Foley’s employee benefits shall continue until December 31, 2009 at the same levels as are currently in effect, provided, however, that he shall not receive any further grants of equity incentive awards nor shall he be eligible to participate in any bonus plans applicable to fiscal year 2009 or any year thereafter.  Dr. Foley’s current outstanding equity awards shall, during his continuing employment, continue to vest and be governed in accordance with the applicable equity incentive plan and specific equity award grant documentation.  In the event the Company, prior to December 31, 2009, terminates Dr. Foley’s employment without “cause” (as defined in the Separation Agreement), he will be entitled to all compensation and benefits under the Separation Agreement as though he remained employed through December 31, 2009.

The description of the Separation Agreement provided above is qualified in its entirety by reference to the full text of the Separation Agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

10.1

Separation Agreement, dated as of March 31, 2009, between Quidel Corporation and Thomas J. Foley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 1, 2009

QUIDEL CORPORATION

By:	/s/ Robert J. Bujarski
Name:	Robert J. Bujarski
Its:	Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

Separation Agreement, dated as of March 31, 2009, between Quidel Corporation and Thomas J. Foley.